Retirement, Savings and Deferred Compensation Plans	12 Months Ended
Dec. 31, 2012
Retirement, Savings and Deferred Compensation Plans [Abstract]
Retirement, Savings and Deferred Compensation Plans
(12) Retirement, Savings and Deferred Compensation Plans
QVC-U.S. sponsors a defined contribution plan, the QVC, Inc. 401(k) Matched Savings, Retirement and Success Sharing Plan (the "Plan"). The Plan, which covers substantially all U.S. employees, permits eligible employees to contribute to the Plan on a pre-tax salary reduction basis in accordance with the Internal Revenue Code. Employees may contribute to the Plan immediately upon their start date, with employer contributions beginning after completion of one year of service. Beginning on January 1, 2010, the Company matched a portion of the voluntary employee contributions to the Plan by contributing one dollar for every one dollar contributed by the employee up to 6% of their eligible compensation. Employees become fully vested in employer contributions immediately. The aggregate cost of the Plan, and similar predecessor plans, net of forfeitures, charged to expense was $11 million for each of the years ended December 31, 2012, 2011 and 2010, respectively.
QVC-Germany sponsors a defined contribution Flexible Benefits Plan (the "Benefits Plan") that covers certain employees after six months of service. QVC-Germany's contribution rate to the Benefits Plan amounts to 3% of the eligible annual employee's salary not exceeding the annual social security ceiling plus 9% of the annual salary exceeding the social security ceiling. The cost charged to expense was $1 million for each of the years ended December 31, 2012, 2011 and 2010, respectively.
QVC-U.K. sponsors a defined contribution Employee Pension Plan (the "Pension Plan"), which permits QVC-U.K.'s employees to make contributions at a minimum of 4% of their salary to the Pension Plan on a pre-tax salary reduction basis. Substantially all full-time employees are eligible to participate following the successful completion of a three month probation period. QVC-U.K. contributed an amount equal to 8% of the employee's salary in 2012, 2011 and 2010. The cost charged to expense was $4 million, $3 million and $2 million for the years ended December 31, 2012, 2011 and 2010, respectively.
The Company offers an unfunded, unsecured deferred compensation plan (the "Deferred Plan") for employees who meet various eligibility requirements, most notably their annual salary exceeds a certain threshold. These eligible employees may elect to defer all or a portion of their salary and earn interest on these amounts. On amounts deferred before December 31, 2005, interest accrues at 12% per annum through a future date originally specified by the employee, and after such time the interest then accrues at the prime lending rate, per the index defined in the Deferred Plan, plus 3%. On amounts deferred after December 31, 2005, interest accrues at the prime lending rate, per the index defined in the Deferred Plan, plus 3%.